SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 31, 2017
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(I.R.S. Employer Identification No.)

2126 Inyo Street, Fresno, California	93721
(Address of principal executive offices)	(Zip Code)

559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange
Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2017, the Board of Directors of United Security Bancshares (the "Company") and United Security Bank (the "Bank") appointed Benjamin Mackovak as director of the Company and Bank effective immediately.

There are no arrangements or understandings between Mr. Mackovak and any other persons pursuant to which he was selected as a director.

Mr. Mackovak is the Co-Founder and Managing Member of Strategic Value Bank Partners.

Mr. Mackovak was appointed to the Company's Compensation Committee and Corporate Governance and Nominating Committee, and the Bank's ALCO.

Item 8.01 Other Events

The Company's press release announcing the appointment is included as an exhibit.

Item 9.01 (d) Exhibits

Exhibit 99.1 Press Release- Appointment of Benjamin Mackovak to Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date:	February 3, 2017	By: /s/ Bhavneet Gill
Bhavneet Gill
Senior Vice President & Chief Financial Officer